EMPLOYMENT AGREEMENT


        THIS EMPLOYMENT AGREEMENT (this "Agreement") is made and entered into this 3rd day of September, 1996 by and between MERIT BEHAVIORAL CARE CORPORATION, a Delaware corporation (the "Company"), and Terry R. Thompson, an individual with an address at 327 Allison Way, Wyckoff, New Jersey 07481 ("Employee").

     WHEREAS, the Company desires to engage Employee to provide services pursuant to the terms of this Agreement;

     WHEREAS, Employee desires to provide such services to the Company pursuant to this Agreement; and

     WHEREAS, both parties hereto acknowledge that the services to be performed by Employee under this Agreement shall require a high degree of diligence, creativity and responsiveness appropriate to the Company's business intentions;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained in this Agreement, the parties agree as follows:


SELECTED DEFINITIONS

     1.1 Defined Terms. As used herein, the terms below shall have the following meanings:

                      "Affiliate" shall mean a subsidiary of the Company and any other business entity controlled by, controlling, or under common control with, the Company from time to time.

                      "Board" shall mean the Board of Directors of the Company.

                      "Business"  shall mean the  business of the Company and it subsidiaries, including, without limitation, the business of providing and arranging for the provision of behavioral health (including mental health and substance abuse) managed care programs, behavioral health care delivery services, and employee assistance programs.

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                    "CEO" shall mean the Chairman of the Board and Chief
               Executive  Officer of the Company.

                      "Common Stock" shall mean the common stock, par value $.01 per share, of the Company.

                      "Compensation  Committee" shall have the meaning such term is given in Section 4.1 hereof.

                      "Confidential  Information"  shall have the  meaning  such term is given in Section 5.1 hereof.

                      "Consideration  Date" shall have the meaning  such term is given in Section 2.1(b) hereof.

                      "Developments"  shall have the meaning  such term is given in Section 5.2 hereof.

                      "Disability Termination Right" shall have the meaning such term is given in Section 3.5 hereof.

                      "Employee  Note" shall have the meaning such term is given in Section 4.4 hereof.

                      "Employment  Period"  shall have the meaning  such term is given in Section 3.1 hereof.

                      "Initial Shares" shall have the meaning such term is given in Section 4.4 hereof.

                      "1995 Option Plan" shall mean the 1995 Stock  Purchase and
               Option Plan for employees of Medco Behavioral Care Corporation and Subsidiaries.

                      "Non-Competition  Period" shall have the meaning such term is given in Section 5.3 hereof.

                      "Option  Agreement"  shall have the  meaning  such term is given in Section 4.3(a) hereof.

                      "Options"  shall mean  non-qualified  options to  purchase newly issued shares of Common Stock.




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                      "Stockholder's Agreement" shall have the meaning such term is given in Section 4.4 hereof.

                      "Subsequent  Shares"  shall have the meaning  such term is given in Section 4.4 hereof.

                      "Termination  for Cause"  shall have the meaning such term is given in Section 3.2 hereof.

                      "Termination  for Good Reason" shall have the meaning such term is given in Section 3.4 hereof.

                      "Territory"  means  the  United  States  of  America,  its territories and possessions (including Puerto Rico).

                      "Total Base Compensation" shall have the meaning such term is given in Section 4.1 hereof.

SECTION 2.  EMPLOYMENT

        2.1 Title; Duties. (a) The Company agrees to employ Employee as Executive Vice President, Business Operations of the Company for the Employment Period, and Employee hereby accepts such employment. In such position, Employee shall report to Albert S. Waxman, Ph.D., Chairman of the Board and CEO; provided, that if Dr. Waxman is no longer employed by the Company, Employee shall report to the then current CEO. Employee shall be responsible for, among other areas, the following operations: Information Systems, Network Administration, Claims and Human Resources, as well as other areas assigned to Employee by the CEO. Employee also shall perform such other duties with regard to the Business as are generally performed by such an employee of a company, and such other duties as may from time to time be reasonably requested by the CEO or the Board.

               (b) (i) The Company agrees that, not later than six (6) months after the date of this Agreement (the "Consideration Date"), the Company shall consider Employee for promotion to the position of President and Chief Operating Officer of the Company. It is understood that any such promotion is entirely at the discretion of the CEO and the Board, and that the Company shall not be obligated to promote Employee to such position.

         (ii) If the Company offers to promote Employee to such position on or prior to the Consideration Date, and Employee accepts such promotion, then Employee shall continue to report to the CEO. If Employee receives such offer and accepts such promotion, Employee also shall perform such other duties with regard to the Business as are generally performed by such an employee of a company, and such other duties as may from time to time be reasonably requested by the CEO or the Board. In the event the Company determines to offer to



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promote  Employee to  President  and Chief  Operating  Officer of the Company as
described above, and Employee accepts such promotion, Employee shall be entitled to receive the additional grant of Options described in Section 4.3(b) hereof.

     (iii) In the event the Company does not offer to promote Employee to the position of President and Chief Operating Officer of the Company on or prior to the Consideration Date:

                      (A) Employee may elect to terminate this Agreement for Good Reason under Section 3.4(d) hereof; provided, that Employee must make such election in a written notice delivered to the Company not later than sixty (60) days after the Consideration Date; or

                      (B) If Employee  does not deliver the notice  described in clause (A) above prior to such date, Employee shall continue in his position as Executive Vice President, Business Operations of the Company, subject to all terms and conditions of this Agreement.

        2.2 Performance of Duties. Employee agrees to devote his exclusive and full professional time and attention to his duties as an employee of the Company and to perform such duties in an efficient, trustworthy and businesslike manner. In addition, Employee agrees that he will not render to others any service of any kind or engage in any other business activity (including, without limitation, any involvement in any business in which Employee has any administrative or operating responsibility) which conflicts with the performance of his duties under this Agreement (except as to any other activities which are approved in writing by the Board or the CEO).

        During the term of this Agreement, Employee agrees to devote his full business time and efforts, and to otherwise use his best efforts, to manage the operations of the Company and its subsidiaries, to maximize the Company's results of operations and profits, to satisfy the directions of the Board and the CEO, and to otherwise fulfill the agreements and covenants set forth in this Agreement. Employee acknowledges that the failure to satisfy any covenant set forth in this Agreement may cause the Company irreparable harm and shall have denied the Company and the Affiliates of a substantial and valuable asset.

        2.3 Directorship. At the next meeting of the Board, Employee shall be elected a director of the Company.

SECTION 3.  EMPLOYMENT PERIOD; TERMINATION OF EMPLOYMENT

     3.1 Employment Period. Subject at all times to Section 3.3 hereof, this Agreement and Employee's employment hereunder shall continue until terminated by the earliest of (a) the Company's discharge of Employee and termination of this Agreement pursuant to Sections 3.2,



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3.3 or 3.5 hereof;  (b) Employee's  death; or (c) Employee's  termination of his employment and this Agreement pursuant to Section 3.4 hereof. If Employee shall continue in the employ of the Company beyond the termination of this Agreement, such employment shall be deemed to continue on a month-to-month basis terminable by either party on thirty (30) days prior written notice. The period during which Employee is employed by the Company under this Agreement or otherwise is
referred  to  herein  as  the  "   Employment   Period."  In  all  events,   the
post-termination provisions of Section 5 hereof shall survive termination of the Employment Period and this Agreement.

        3.2 Termination by the Company for "Cause." The Company shall have the right to discharge Employee and terminate this Agreement, by written notice provided to Employee not less than thirty (30) days prior to the intended date of discharge and termination, for any or all of the following "causes" (a "Termination for Cause"):

        (a) a finding by the Board that Employee has harmed the Company or any Affiliate through a dishonest, fraudulent, willful or reckless act in the performance of his employment duties, or refusal or failure to perform such duties, and such harm is not remedied by Employee within twenty (20) days after notice to Employee from the Company specifying such harm and demanding that Employee remedy such problem;

        (b)    Employee's conviction of a crime; or

        (c) Employee's willful disregard of the lawful policies or procedures of the Company, or his failure to follow a lawful direction of the Board or CEO, and such disregard or failure is not remedied by Employee within twenty (20) days after notice to Employee from the Company specifying such disregard or failure and demanding that Employee remedy such problem.

        3.3 Termination by the Company without "Cause." The Company shall have the right to discharge Employee and terminate this Agreement, by written notice provided to Employee not less than one hundred eighty (180) days prior to the intended date of discharge and termination, without "cause" at any time during the Employment Period, for any reason or for no reason.

        3.4 Termination by Employee for "Good Reason." Employee may terminate his employment with the Company and this Agreement, by written notice provided to the Company not more than one hundred eighty (180) days prior to the intended date of termination, for any or all of the following reasons (a "Termination for Good Reason"):

     (a) a material adverse change in the nature of Employee's job duties without his consent;




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     (b) a material reduction in the rate of Employee's Total Base Compensation;

     (c) a material breach by the Company of the Stockholder's Agreement; or

     (d) a determination by the Company not to offer to promote Employee to the position of President and Chief Operating Officer on or prior to the Consideration Date, as provided in Section 2.1(b) hereof.

        3.5 Termination by the Company due to Disability of Employee. The Company shall have the right to discharge Employee and terminate this Agreement, by written notice provided to Employee not less than thirty (30) days prior to the intended date of discharge and termination, upon the determination by the Board in good faith and in its discretion that Employee is unable to engage in activities required by his employment (or reasonable substitute employment) by reason of any medically determined physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months (referred to herein as the "Disability Termination Right").

        3.6 Death. The Employment Period shall terminate forthwith upon the death of Employee.

SECTION 4.  COMPENSATION

        4.1 Annual Salary. The Company shall pay to Employee during the Employment Period base compensation at the rate of $350,000 per year ("Total Base Compensation"), payable in equal installments pursuant to the Company's customary payroll policies in force at the time of payment (but not less frequently than monthly), less required payroll deductions. Employee shall be entitled to annual increases of Total Base Compensation as may be determined from time to time by the Board, or any compensation committee designated by the Board from its members (the "Compensation Committee"), in either case in its sole discretion.

        4.2 Bonus. In addition to Total Base Compensation, Employee shall be eligible for a bonus based upon Employee's Total Base Compensation with respect to each calendar year or portion of a calendar year (other than the period from the date hereof through September 30, 1996) during the Employment Period. Such bonus shall be awarded pursuant to the existing bonus plan of the Company (a copy of which has been provided to Employee prior to the date hereof) or a successor plan applicable to executive officers of the Company adopted by the Board or the Compensation Committee. For purposes of the existing bonus plan, Employee's "Target Percentage" is thirty percent (30%); for any successor plan, Employee's bonus percentage (subject to the applicable terms of the plan) also shall be thirty percent (30%). Employee acknowledges and agrees that bonuses under such existing plan (and any successor plan) are determined by the CEO, the Board or the Compensation Committee, in his or its absolute discretion, based upon the attainment of agreed financial targets and other factors, are not



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guaranteed for any calendar year or period or in any specified  amount,  and may be less than or greater than Employee's "Target Percentage" or bonus percentage, as applicable, of his Total Base Compensation.

        4.3 Options. (a) Employee shall be granted Options to purchase 350,000 shares of Common Stock on the date of this Agreement. The exercise price for such Options will be $5.00 per share. Such Options will be granted pursuant to, and governed by, the 1995 Option Plan (a copy of which is attached hereto as Exhibit A) and the Non-Qualified Stock Option Agreement to be entered into between the Company and Employee on the date of this Agreement attached hereto as Exhibit B (the "Option Agreement").

               (b) In the event the Company determines to offer to promote Employee to President and Chief Operating Officer, and Employee accepts that promotion, as contemplated in Section 2.1(b) hereof, the Company shall grant to Employee Options to purchase an additional 250,000 shares of Common Stock. The exercise price for such additional Options will be established by the Board in its reasonable judgment on or shortly after the Consideration Date. Such Options, if granted, also will be granted pursuant to the 1995 Option Plan and a stock option agreement having terms substantially similar to those contained in the Option Agreement.

        4.4 Purchase of Common Stock. On the date of this Agreement, the Company and Employee will enter into the Stockholder's Agreement attached hereto as Exhibit C (the "Stockholder's Agreement"), providing for the issuance and sale by the Company to Employee, and the purchase by Employee from the Company, of 150,000 shares of Common Stock at the price of $5.00 per share. The purchase of 100,000 of such shares of Common Stock (the "Initial Shares") will take place on the date of this Agreement. Employee will effect payment for the Initial Shares by delivery to the Company of Employee's promissory note in favor of the Company, attached hereto as Exhibit D, in the principal amount of $500,000 (the "Employee Note") in accordance with the terms of the Stockholder's Agreement. The payment of the principal amount of, and all accrued and unpaid interest under, the Employee Note will be secured by the pledge by Employee of the Initial Shares. Such pledge will be made by Employee pursuant to the Repayment and Stock Pledge Agreement attached hereto as Exhibit E. Provided that he is still employed by the Company, Employee will purchase the remaining 50,000 shares of Common Stock (the "Subsequent Shares") not later than December 31, 1996. As provided in the Stockholder's Agreement, Employee will effect payment for the Subsequent Shares by delivery to the Company of $250,000 in cash.

        4.5 Reimbursement of Expenses. During the term of this Agreement, the Company will reimburse Employee for all ordinary and necessary business expenses incurred by Employee in connection with the Business. Reimbursement of such expenses shall be paid monthly, upon submission by Employee of vouchers itemizing such expenses in a form satisfactory to the Company, properly identifying the nature and business purpose of any expenditures.




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        4.6  Benefits.  During the term of this  Agreement,  the  Company  shall provide Employee with such insurance, medical, sick leave, holiday and other benefits as may be given from time to time to executive officers of the Company as set forth from time to time by the Board and management of the Company. Employee may take such vacation period or periods during each year as shall be consistent, in the Company's judgment, with Employee's responsibilities and the Company's vacation policies and practices for other executive officers of the Company, but not less than four (4) weeks during any full calendar year of the Employment Period.

        4.7 Effect of Termination of Employment. (a) Termination by the Company for "Cause," pursuant to the Disability Termination Right or upon Employee's Death. In the event of termination of Employee's employment and this Agreement by the Company pursuant to Sections 3.2, 3.5 or 3.6 hereof, Employee (or, if applicable, his estate) shall be entitled to receive only payment of his earned and unpaid compensation and benefits through the effective date of such termination.

               (b) Termination by the Company without "Cause" or by Employee for "Good Reason." In the event of termination of Employee's employment and this Agreement by the Company under Section 3.3 hereof or by Employee under Section
3.4 hereof, Employee shall be entitled to (i) continue to receive from the Company Total Base Compensation in accordance with Section 4.1 hereof for a period of twelve (12) months from the date of termination, (ii) require the Company to continue Employee's insurance and medical benefits (or provide substantially comparable benefits if Employee ceases to be eligible to participate in the relevant insurance and medical benefit arrangements) for the remainder of the term for which Total Base Compensation is required to be paid pursuant to clause (i) above at the same rates as then in effect with respect to current employees and (iii) subject to the terms of the Stockholder's Agreement, exercise all Options granted in accordance with Section 4.3 hereof which are vested as of the date of termination (subject to and in accordance with the terms of the 1995 Option Plan and the Option Agreement). The shares of Common Stock purchased by Employee as described in Section 4.4 hereof shall continue to be governed by the provisions of the Stockholder's Agreement.

        4.8 Release. The benefits to Employee described in Section 4.7(b) hereof may, at the Company's option, be conditioned upon Employee's execution and delivery of a general release of the Company and the Affiliates, and its and their respective directors, officers, employees and agents, from any claims or obligations arising out of this Agreement and the termination hereof, other than the express obligations of the Company to make such payments and provide such benefits, if any, as are described in Section 4.7(b) hereof and to pay to Employee his earned and unpaid compensation and other benefits to the effective date of termination. Employee acknowledges that the payments and benefits under
Section 4.7(b) hereof are in lieu of all such claims that Employee may have against the Company and the Affiliates and are liquidated damages (and not a penalty). Notwithstanding any termination hereunder, the Company shall have no obligation to make such payments or continue such benefits under Section 4.7(b) hereof,



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and the  Options  shall  terminate  immediately,  in the  event of a  breach  by
Employee of his covenants in Section 5 hereof.


SECTION 5.  CONFIDENTIAL INFORMATION, DEVELOPMENTS,
NON-COMPETITION/NON-SOLICITATION AND RELATED MATTERS

        5.1 Restrictions on Use and Disclosure. Employee will not disclose or use at any time, for so long as Employee is employed by the Company or any Affiliate and for a period of five years thereafter, any Confidential Information (as defined below) of which Employee is or becomes aware, whether or not such information is developed by him, except to the extent that such disclosure or use is directly related to and required by Employee's performance of duties, if any, assigned to Employee by the CEO or the Company, or such Confidential Information becomes public other than through action of Employee or is compelled by legal process. As used in this Agreement, the term "Confidential Information" means information that is not generally known to the public and that is used, developed or obtained by the Company or any Affiliate in connection with its business, including, but not limited to: (i) products or services, (ii) fees, costs and pricing structures, (iii) designs, (iv) computer software, including operating systems, applications and program listings, (v) flow charts, manuals and documentation, (vi) data bases, (vii) accounting and business methods, (viii) inventions, devices, new developments, methods and processes, whether patentable or unpatentable and whether or not reduced to practice, (ix) customers, clients and providers, and customer, client and provider lists, (x) other copyrightable works, (xi) all technology and trade secrets, and (xii) all similar and related information in whatever form. Confidential Information will not include any information that has been published in a form generally available to the public prior to the date Employee proposes to disclose or use such information. Employee will perform all actions reasonably requested by the Company (whether during or after the Non-Competition Period) to establish and confirm such ownership at the Company's expense (including, without limitation, assignments, consents, powers of attorney and other instruments).

        5.2 Assignment of Developments. All Developments that are at any time made, conceived or suggested by Employee, whether acting alone or in conjunction with others, during or as a result of Employee's employment with the Company or any Affiliate, shall be the sole and absolute property of the Company, free of any reserved or other rights of any kind on Employee's part. During Employee's employment and, if such Developments were made, conceived or suggested by Employee during or as a result of Employee's employment with the Company or any Affiliate, thereafter, Employee shall promptly make full disclosure of any such Developments to the Company and, at the Company's cost and expense, do all acts and things (including, among others, the execution and delivery under oath of patent and copyright applications and instruments of assignment) deemed by the Company to be necessary or desirable at any time in order to effect the full assignment to the Company of Employee's right and title, if any, to such Developments. For purposes of this Agreement, the term "Developments" shall mean all data, discoveries, findings, reports, designs, inventions,



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improvements, methods, practices, techniques,  developments,  programs, concepts and ideas, whether or not patentable, relating to the present or planned activities, or future activities of which Employee is aware, or the products and services of the Company or any Affiliate.

        5.3 Restriction on Competitive Employment. Employee shall not (as an individual, principal, agent, employee, consultant or otherwise), directly or indirectly, during the period commencing on the date hereof and ending on the first anniversary of termination of Employee's employment with the Company
(whether under this Agreement or otherwise) (the applicable period being the "Non-Competition Period"), absent the Company's prior written approval, engage in activities in the Territory for, on behalf of or relating to, or render services to, or have any equity, ownership or profit participation interest in (other than as a 5% or less holder of the equity securities of a public company), any firm or business engaged or about to become engaged in (i) the Business or (ii) any other business in which the Company or any subsidiary of the Company was engaged during Employee's employment with the Company and as to which Employee had involvement during such employment or obtained Confidential Information.

        5.4 Restriction on Solicitation. During Employee's employment with the Company and until the end of the Non-Competition Period, Employee shall not, directly or indirectly, (i) solicit or contact for business purposes any existing customer, provider or patient, or prospective customer, provider or patient, of the Company or any subsidiary of the Company, (ii) induce, or attempt to induce, any employees, agents, consultants or providers of or to the Company or any subsidiary of the Company to do anything from which Employee is restricted by reason of Sections 5.1 through 5.4 hereof, (iii) interfere with existing or proposed contracts, business agreements or other arrangements, or knowingly interfere with future contracts, business agreements or other arrangements, between the Company or any subsidiary of the Company and any individual, firm or enterprise including, but not limited to, third party payors, through disrupting or diverting or attempting to divert such contracts, business agreements or other arrangements to any other individual, firm or enterprise (including a competitor of the Company or any subsidiary of the Company), or (iv) offer or aid others to offer employment to anyone who is an employee, agent or consultant of or to the Company or any subsidiary of the Company.

        5.5 Equitable Relief. Employee acknowledges that a breach of the covenants contained herein, including without limitation the covenants contained in Sections 5.1 through 5.4 hereof, may cause irreparable damage to the Company or one or more of its subsidiaries, the exact amount of which will be difficult to ascertain, and that the remedies at law for any such breach will be inadequate. Accordingly, Employee agrees that, in addition to any other remedy which may be available at law or in equity, the Company and any such subsidiary shall be entitled to specific performance and injunctive relief to prevent any actual, intended or likely breach. The parties acknowledge that the time, scope, geographic area and other provisions of Sections 5.1 through 5.4 hereof have been specifically negotiated by sophisticated commercial parties and agree that all such provisions are reasonable under the circumstances of the transactions contemplated by this Agreement, including the compensation to Employee described in Section 4 hereof. In the event that the agreements in Section 5.1 through 5.4 hereof or any



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other provision  contained in this Agreement shall be determined by any court of competent jurisdiction to be unenforceable by reason of their extending for too great a period of time or over too great a geographical area or by reason of their being too extensive in any other respect, such agreements or provisions shall be interpreted to extend only over the maximum period of time for which they may be enforceable and/or over the maximum geographical area as to which they may be enforceable and/or to the maximum extent in all other respects as to which they may be enforceable, all as determined by such court in such action so as to be enforceable to the extent consistent with then applicable law. The existence of any claim or cause of action which Employee may have against the Company or any such subsidiary of the Company, as the case may be, shall not constitute a defense or bar to the enforcement of any of the provisions of Sections 5.1 through 5.4 hereof and shall be pursued through separate court action by Employee.

        5.6 Survival. Unless otherwise provided, the provisions of Sections 5.1 through 5.5 hereof shall survive the termination of this Agreement.

SECTION 6. INDEMNIFICATION

        During the Employment Period, the Company shall provide Employee with directors and officers indemnification as provided in the Company's articles of incorporation and bylaws and directors and officers liability insurance coverage as is generally afforded executive officers of the Company.

SECTION 7.  MISCELLANEOUS PROVISIONS

        7.1 Assignment and Successors. The rights and obligations of the Company under this Agreement may be assigned, and shall inure to the benefit of and be binding upon the successors and assigns of the Company. Employee's rights or obligations hereunder may not be assigned to or assumed by any other person. No other persons shall have any right, benefit or obligation hereunder.

        7.2 Notices. Any notice, request, instruction or other document or communication to be given hereunder shall be in writing and shall be deemed to have been duly given (i) if mailed, at the time when mailed in any general or branch office of the United States Postal Service, enclosed in a registered or certified postage-paid envelope, (ii) if sent by facsimile transmission, when so sent and receipt acknowledged by an appropriate telephone or facsimile receipt, or (iii) if sent by other means, when actually received by the party to which such notice has been directed, in each case at the respective addresses or numbers set forth below or such other address or number as such party may have fixed by notice:

               If to the Company:

               Merit Behavioral Care Corporation
               One Maynard Drive
               Park Ridge, NJ 07656
               Attn: Executive Vice President and General Counsel
               Fax: (201) 573-1324

If to Employee:

Terry A. Thompson
327 Allison Way
Wyckoff, NJ   07481

With a copy to:

Cohn Lifland Pearlman Herrmann & Knopf
Park 80 Plaza West-One
Saddle Brook, NJ   07662
Attention:  Albert L. Cohn, Esq.
Fax:  (201) 845-9423

        7.3 Severability. If any provision or portion of this Agreement shall be or become illegal, invalid or unenforceable in whole or in part for any reason, such provision shall be ineffective only to the extent of such illegality, invalidity or unenforceability without invalidating the remainder of such provision or the remaining provisions of this Agreement. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the agreements contemplated hereby are fulfilled to the extent possible.

        7.4 Amendment. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and may be modified, amended or waived only by a written instrument signed by both parties hereto.

        7.5 Counterparts. This Agreement may be executed and delivered (including by facsimile transmission) in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

        7.6 Interpretation. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

The language in all parts of this Agreement shall in all cases be construed according to its fair meaning, and not strictly for or against any party hereto. In this Agreement, unless the context otherwise requires, the masculine, feminine and neuter genders and the singular and the plural include one another.

        7.7 Non-Waiver of Rights and Breaches. No failure or delay of any party hereto in the exercise of any right given to such party hereunder shall constitute a waiver thereof unless the time specified herein for the exercise of such right has expired, nor shall any single or partial exercise of any right preclude other or further exercise thereof or of any other right. The waiver of a party hereto of any default of any other party shall not be deemed to be a waiver of any subsequent default or other default by such party, whether similar or dissimilar in nature.

        7.8 Governing Law; Consent to Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW JERSEY APPLICABLE TO CONTRACTS EXECUTED IN AND TO BE PERFORMED IN THAT STATE. Each party hereby irrevocably (i) submits to the jurisdiction of any New Jersey State or federal court sitting in the City of Newark, New Jersey, with respect to matters arising out of or relating hereto; (ii) agrees that all claims with respect to such action or proceeding may be heard and determined in such New Jersey State or federal court; (iii) waives, to the fullest possible extent, the defense of an inconvenient forum; (iv) consents to service of process upon it by mailing or delivering such service, in the case of the Company, as specified in
Section 7.2 hereof or, in the case of Employee, to CT Corporation System as his agent (the costs of which agent shall be borne by the Company), and Employee authorizes and directs his agent to accept such service; and (v) agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

                                           EXECUTION

        The parties, intending to be legally bound, executed this Agreement as of the date first above written, whereupon it became effective in accordance with its terms.

MERIT BEHAVIORAL CARE CORPORATION


   /s/Albert S.Waxman
        Albert S. Waxman, Ph.D.
        Chairman of the Board and
        Chief Executive Officer


 /s/Terry R. Thompson
        Terry R. Thompson

                                           EXHIBITS


        A.     1995 Option Plan (previously filed)

        B.     Non-Qualified Stock Option Agreement (previously filed)

        C.     Stockholder's Agreement (previously filed)

        D.     Employee Note

        E.     Repayment and Stock Pledge Agreement

                                  Exhibit D -- Employee Note

                                     SECURED PROMISSORY NOTE

$500,000.00                                              Park Ridge, New Jersey
                                                              November 15, 1996

        FOR VALUE RECEIVED, the undersigned hereby unconditionally promises to pay to the order of Merit Behavioral Care Corporation (the "Company"), at its office at One Maynard Drive, Park Ridge, New Jersey 07656 in lawful money of the United States, FIVE HUNDRED THOUSAND DOLLARS ($500,000.00). The undersigned promises to pay interest in like money at such office on the unpaid principal amount hereof from time to time outstanding from the date hereof at the rate of 6.5% per annum. Interest shall be calculated annually on the basis of a 365 day year and the number of actual days elapsed.

        All accrued and unpaid interest hereunder shall be due and payable as of the first day of each calendar year commencing January 1, 1997. Except as otherwise provided herein or in the Repayment and Stock Pledge Agreement between the Company and the undersigned dated the date hereof (the "Pledge"), the principal amount hereof and any accrued and unpaid interest and all other amounts owing hereunder shall be due and payable in full on December 31, 2000.

        Notwithstanding the foregoing, the unpaid principal amount hereof, all accrued and unpaid interest hereunder and all other amounts owing hereunder shall be due and payable in full on the date which is two months after the date of termination of the undersigned's employment with the Company or any of its subsidiaries, provided, however, this paragraph shall have no force and effect in the event the Company has not elected to repurchase the shares purchased by the undersigned pursuant to this Note.

        This Note is issued in connection with the purchase by the undersigned of shares of Common Stock of the Company and the execution by the undersigned of the Stockholder's Agreement (the "Stockholder's Agreement") and the pledge of such Stock and other collateral (the "Pledged Securities") pursuant to the Pledge.

        The undersigned shall have the right to prepay this Note, in whole or in part, at any time without notice and without penalty and, notwithstanding anything to the contrary herein, this Note shall be prepaid, in whole or in part and from time to time, from the proceeds from any sale, transfer or other disposition of Pledged Securities. Any partial prepayments shall be applied first to accrued and unpaid interest and then to principal.

        Notwithstanding the existence of the Pledged Securities as security for repayment of the Note, the undersigned remains personally liable to the Company for any deficiency which the Pledged Securities do not cover.

        If an Event of Default (as defined in the Pledge) shall have occurred and be continuing, then, at such time, the unpaid principal amount hereof, all accrued and unpaid interest hereunder and all other amounts owing hereunder shall be and become immediately due and payable without notice to the undersigned.

        The Company shall have all of the rights of a secured creditor under the New York Commercial Code with respect to the Pledged Securities pledged as security hereunder.

        The undersigned promises to pay all costs and expenses, including reasonable attorney's fees, incurred by the Company in collecting or attempting to collect the indebtedness under this Note.

        If any payment of principal or interest on this Note becomes due and payable on a day other than a business day, such payment shall be made on the next succeeding business day. As used herein, the term "business day" means any day other than a Saturday, Sunday or other day on which banks in the City of New York, New York are authorized by law to close.

        Except as otherwise provided herein, presentment for payment, demand, notice of dishonor, protest and notice of protest are hereby waived. All notices, declarations and other communications hereunder shall be in writing, hand delivered (including delivery by a courier service) as follows:

        If to the Company

        Merit Behavioral Care Corporation
        One Maynard Drive
        Park Ridge, New Jersey   07656
        Attn:  General Counsel

        If to the undersigned:

        Terry R. Thompson
        327 Allison Way
        Wyckoff, New Jersey  07481

or to such other address as the Company or the undersigned may deliver to the other party from time to time in writing in like manner.

        This Note shall not be assigned by the undersigned without the prior written consent of the Company. This Note may be assigned by the Company at any time.

        THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                                   /s/ Terry R. Thompson
                                    ------------------------------------
                                    Terry R. Thompson

                        Exhibit E -- Repayment and Stock Pledge Agreement

                              REPAYMENT AND STOCK PLEDGE AGREEMENT

               THIS REPAYMENT AND STOCK PLEDGE AGREEMENT dated as of
November 15, 1996 is made and entered into by and between Merit Behavioral Care Corporation (the "Company"), and Terry R. Thompson (the "Pledgor").

                                            RECITALS

               A. The Company has entered into a Stockholder's Agreement, dated as of September 3, 1996 with the Pledgor (the "Stockholder's Agreement") whereby the Company has agreed to issue and sell to Pledgor certain shares of Common
Stock of the Company, and has granted or may in the future grant to Pledgor options to purchase Common Stock of the Company.

               B. As the purchase price for 100,000 shares of the Purchase Stock (as defined in the Stockholder's Agreement), the Pledgor is delivering to the Company the promissory note of the Pledgor dated November 15, 1996 in the principal amount of $500,000.00 (the "Note").

               C. The Pledgor wishes to grant further security and assurance to the Company in order to secure the payment of the Note and to that effect to pledge to the Company the Stock (as defined in the Stockholder's Agreement) to be acquired pursuant to the Stockholder's Agreement.

                                            AGREEMENT

               NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

               i.            Pledge.

                      (a) As security for the payment and performance of all obligations of the Pledgor on the Note, including the payment of the principal of and interest on the Note, and in order to secure the Pledgor's obligations under the Stockholder's Agreement and this Agreement, the Pledgor hereby delivers, pledges and assigns the Stock to the Company and creates in the Company a security interest in the Pledged Securities (as defined below).

                      (b) The Pledged Securities under this Agreement shall consist of the Stock and all securities, certificates and instruments representing or evidencing ownership of the Pledged Securities hereunder, and all proceeds and products of any Pledged Securities hereunder, including, without limitation, stock, cash, property or other dividends, securities, rights and other property now or hereafter at any time or from time to time received, receivable or otherwise distributed or distributable in respect of or in exchange for any or all of such Pledged Securities including proceeds delivered to the Pledgee pursuant to Section 2 and any substituted or additional Pledged Securities required to be supplied under the terms of this Agreement.

     ii. Repayment. The Pledgor hereby agrees that at any time if the Pledgor shall have received any cash payment or other distribution in respect of, or upon transfer, sale or other disposition of, the Pledged Securities, then and in each case until the Note is paid in full (including interest), the Pledgor shall immediately deliver to the Company such amount in partial or full payment of the principal and interest on the Note.

     iii. Administration of Security. The following provisions shall govern the administration of the Pledged Securities:

     (a) So long as no Event of Default (as defined below) has occurred and is continuing, the Pledgor shall be entitled to act with respect to the Pledged Securities in any manner not inconsistent with this Agreement, the Stockholder's Agreement, the Note, or any document or instrument delivered or to be delivered pursuant to or in connection with the Stockholder's Agreement.

     (b) The Pledgor shall immediately upon request by the Company and in confirmation of the security interests hereby created, execute and deliver to the Company such further instruments, deeds, transfers, assurances and agreements, in form and substance as the Company shall request, including any financing statement and amendments thereto, or any other documents, as required under New York law and other applicable law to protect the security interests created hereunder.

     iv. Defaults. The occurrence of any one or more of the following events or conditions shall constitute an "Event of Default" under this Agreement:

     (a) The Pledgor fails to make any principal or interest payment required pursuant to the Note within 30 days of the due date therefor.

     (b) The Pledgor makes or has made, or furnishes or has furnished, any material written warranty, representation or statement to the Company in connection with this Agreement or the Note which is or was false or misleading when made or furnished.

     (c) Any lien or encumbrance other than that created by this Agreement is placed on or any levy is made on the Pledged Securities, or any portion thereof; or the Pledged Securities, or any portion thereof, are seized or attached pursuant to legal process, and such lien, encumbrance, levy, seizure, or attachment is not removed or released within thirty (30) days from the time such lien or encumbrance was placed thereon or such levy, seizure or attachment was effected.

     (d)  The  Pledgor   commences  or  proposes  to  commence  any  bankruptcy,
     reorganization or insolvency proceeding, or other proceeding under any federal, state or other law for the relief of debtors.

     (e) The Pledgor fails to obtain dismissal, within sixty (60) days after commencement thereof, of any bankruptcy, insolvency, or reorganization proceeding or other proceeding for relief under any bankruptcy law, including, without limitation, the Federal Bankruptcy Code, or any law for the relief of debtors, instituted against the Pledgor by one or more third parties, fails to oppose actively such proceeding, or, in any such proceeding defaults or files an answer admitting the material allegations upon which the proceeding was based, or alleges its willingness to have an order for relief entered or its desire to seek liquidation, reorganization or adjustment of its debts.

     (f) Any receiver, trustee or custodian is appointed by a court of competent jurisdiction to take possession of all or any substantial portion of the assets of the Pledgor.

     (g) The Pledgor shall fail generally to pay his debts as such debts become due.

     (h) The Pledgor shall effect or there shall otherwise occur a Transfer (as defined in the Stockholder's Agreement) not otherwise permitted under the Stockholder's Agreement.

               v.            Remedies in Case of an Event of Default.

     (a) In case an Event of Default shall have occurred and be continuing, the Company shall be entitled to vote the Pledged Securities and shall have all of the remedies of a secured party under the New York Uniform Commercial Code, and, without limiting the foregoing, shall have the right, subject to any necessary regulatory approvals, to sell, assign and deliver the whole or, from time to time, any part of the Pledged Securities, or any interest in any part thereof, at any private sale or at public auction, with or without demand of performance or other demand, advertisement or notice of the time or place of sale or adjournment thereof or otherwise (except the Company shall give 10 days' notice to the Pledgor of the time and place of any sale pursuant to this Section 5), for cash, and credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Company shall, in its absolute discretion, determine, the Pledgor hereby waiving and releasing any and all right or equity of redemption whether before or after sale hereunder. At any such sale the Company may bid for and purchase the whole or any part of the Pledged Securities so sold free from any such right or equity of redemption. The Company shall apply the proceeds of any such sale first to the payment of all costs and expenses, including reasonable attorneys fees, incurred by the Company in enforcing its rights under this Agreement and then to the payment of interest on and principal of the Note, with such payments to be applied in the Company's sole discretion.

     (b) The Pledgor recognizes that the Company may be unable to effect a public sale of all or a part of the Pledged Securities by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the "Act"), or in the rules and regulations promulgated thereunder, but may be compelled to resort to one or more private sales to a restricted group of purchasers who will be obliged to agree, among other things, to acquire the Pledged Securities for their own account, for investment and not with a view to the distribution or resale thereof. The Pledgor agrees that private sales so made may be at prices and on other terms less favorable to the seller than if the Pledged Securities were sold at public sale, and that the Company has no obligation to delay the sale of the Pledged Securities for the period of time necessary to permit the registration of the Pledged Securities for public sale under the Act. The Pledgor agrees that a private sale or sales made under the foregoing circumstances shall be deemed to have been made in a commercially reasonable manner.

     (c) If any consent, approval or authorization of any state, municipal or other governmental department, agency or authority should be necessary to effectuate any sale or disposition by the Company pursuant to this Section 5 of the Pledged Securities, or any partial disposition of the Pledged Securities, the Pledgor will execute all such applications and other instruments as may be required in connection with securing any such consent, approval or authorization, and will otherwise use his best efforts to secure the same.

     (d) Neither failure nor delay on the part of the Company to exercise any right, remedy, power or privilege provided for herein or by statute or at law or in equity shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, remedy, power or privilege preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

     vi. Pledgor's Obligations Not Affected. The obligations of the Pledgor under this Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by: (a) any subordination, amendment or modification of or addition or supplement to the Stockholder's Agreement or the Note, or any assignment or transfer of either thereof; (b) any exercise or non-exercise by the Company of any right, remedy, power or privilege under or in respect of this Agreement, the Stockholder's Agreement or the Note, or any waiver of any such right, remedy, power or privilege; (c) any waiver, consent, extension, indulgence or other action or inaction in respect of this Agreement, the Stockholder's Agreement or the Note, or any assignment or transfer of any thereof; or (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like, of the Company or its successors, whether or not the Pledgor shall have notice or knowledge of any of the foregoing.

     vii. Transfers by Pledgor. The Pledgor will not sell, assign, transfer or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber the Pledged Securities or any interest therein.

     viii. Attorney-in-Fact. The Company or its successor is hereby appointed the attorney-in-fact of the Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument which the Company reasonably may deem necessary or advisable to accomplish the purposes hereof, including without limitation, the execution of the applications and other instruments described in Section 5(c), which appointment as attorney-in-fact is irrevocable as one coupled with an interest.

     ix. Termination. Upon payment in full of principal of and interest on the Note and upon the due performance of and compliance with all the provisions of the Note, this Agreement shall terminate, and the Pledgor shall be entitled to the return of such of the Pledged Securities as has not theretofore been sold, released pursuant to Section 5 or otherwise applied pursuant to the provisions of this Agreement.

     x. Notices. All notices or other communications required or permitted to be given hereunder shall be delivered as provided in the Stockholder's Agreement.

     xi. Miscellaneous. The Company and its assigns shall have no obligation in respect of the Pledged Securities, except to hold and dispose of the same in accordance with the terms of this Agreement. Neither this Agreement nor any provisions hereof may be amended, modified, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the amendment, modification, waiver, discharge or termination is sought. The provisions of this Agreement shall be binding upon the successors and assigns of the Pledgor. The captions in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to the conflicts of laws rules thereof. This Agreement may be executed simultaneously in several counterparts, each of which is an original, but all of which together shall constitute one instrument.


                                    [signature page follows]

               IN WITNESS WHEREOF, the parties hereto have caused this Repayment and Pledge Agreement to be executed and delivered on the date first above written.


                                    MERIT BEHAVIORAL CARE CORPORATION


                                    By________________________________

                                    Its________________________________


                                    PLEDGOR

                                    ---------------------------------
                                    Terry R. Thompson